UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05189

                              THE SPAIN FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

                                 The Spain Fund



Closed End

                                                Annual Report--November 30, 2004

    Investment Products Offered
==================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
==================================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 17, 2005

Annual Report
This report provides management's discussion of fund performance for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2004. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "SNF".

Investment Objectives and Policies
The Spain Fund is a closed-end fund that seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note F-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 15.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmarks, the Madrid General Index and the IBEX 35 Index, for the three,- six- and 12-month periods ended November 30, 2004. The Fund posted strong returns; however, it underperformed both the Madrid General Index and the IBEX 35 Index for the three,- six- and 12-month reporting periods ended November 30, 2004.

During the 12-month period, the Fund's overweighted position in insurance stocks versus the Madrid General Index and the IBEX 35 Index, and the Fund's underweighted positions in defensive sectors such as motorways, tobacco, and real estate, contributed negatively to the Fund's performance. The Fund's overweighted positions in media and construction contributed positively to 12-month performance, especially stocks such as Prisa, Telefonica Publicidad e Informacion, SA, Sogecable, SA, and Grupo Ferrovial, SA.

During the six-month period, the Fund was negatively affected by its overweighted positions in the energy, basic materials and insurance sectors. Also, some specific stocks such as Sogecable, SA (cable TV) and Banco Popular Espanol, SA (financials) negatively affected performance. The Fund's overweighted position in transportation, construction and apparel contributed positively to the Fund's performance.

The Fund slightly underperformed both the Madrid General Index and the IBEX 35 Index over the three-month period ended November 30, 2004 as a result of overweighted positions in the energy, insurance and retail sectors, and an underweighted position in tobacco and telecommunications. The Fund's overweighted positions in media, apparel and transportation positively contributed to its performance over the three-month reporting period.

Market Review and Investment Strategies
During the six- and 12-month periods ended November 30, 2004, the Spanish market performed positively, benefiting from both the strength of the Spanish economy and the worldwide economy. However, there were two difficult periods with strong corrections in the market. First, the terrorist attacks in Madrid on March 11, 2004 resulted in an unexpected outcome in the government elections; and second, soaring oil prices. Oil Prices, which reached their peak over the summer, raised concerns about the sustainability of the economic recovery worldwide.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

Since the beginning of the calendar year, the management of the Fund had anticipated the strengthening of the global economy. As a result, the Fund maintained overweighted positions in energy, basic materials and growth stocks, and as mentioned above, an underweighted position in defensive sectors, such as electricity, motorways and tobacco.

During the three-month period ended November 30, 2004, the Spanish market also performed strongly, even outperforming Europe. As oil prices moved lower and the global environment improved, the Spanish market reacted positively. The strength of the Spanish economy was fueled by the acceleration of consumer demand and construction activity propelled by low interest rates.



The benign scenario in Latin America, with healthy growth rates across the region and risk premiums at historical lows, also contributed positively to the performance of the Spanish economy. The Fund maintained overweighted positions in consumer goods and media, and underweighted positions in defensive sectors, such as electricity, motorways and real estate. During the three-month reporting period, the Fund's management team increased the Fund's exposure to the construction sector. The Fund also maintained an overweighted position in energy, as the Fund's management team believed in the strength of the sector on a global basis fueled by growth in the U.S. and Chinese economies.


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed End Funds".

Benchmark Disclosure
Neither the unmanaged Madrid General Index nor the unmanaged IBEX 35 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is composed of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund's assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the United States. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the United States.


(Historical Performance continued on the next page)


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


--------------------------------------------------------------------------------

                                      ------------------------------------------
                                                       Returns
  THE FUND VS. ITS BENCHMARK          ------------------------------------------
  PERIODS ENDED NOVEMBER 30, 2004     3 Months    6 Months     12 Months
--------------------------------------------------------------------------------
  The Spain Fund (NAV)                 19.14%      17.36%        30.47%
--------------------------------------------------------------------------------
  Madrid General Index                 20.54%      21.03%        35.58%
--------------------------------------------------------------------------------
  IBEX 35 Index                        20.80%      20.62%        36.57%
--------------------------------------------------------------------------------

  The Fund's Market Price per share on November 30, 2004 was $12.50. For additional Financial Highlights, please see page 19.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/94 TO 11/30/04


Madrid General Index: $40,030

The Spain Fund (NAV): $35,823

IBEX 35 Index: $35,280

                     [TABLE BELOW REPRESENT MOUNTAIN CHART]

           The Spain Fund (NAV)      Madrid General Index        IBEX 35 Index
-------------------------------------------------------------------------------
11/30/94        $10,000                     $10,000                 $10,000
11/30/95        $10,512                     $11,474                 $11,771
11/30/96        $13,506                     $14,649                 $15,335
11/30/97        $18,711                     $19,548                 $20,342
11/30/98        $28,605                     $28,847                 $29,897
11/30/99        $29,998                     $28,950                 $30,190
11/30/00        $24,698                     $23,544                 $22,325
11/30/01        $22,759                     $22,903                 $21,234
11/30/02        $20,453                     $21,614                 $19,253
11/30/03        $27,457                     $29,525                 $25,833
11/30/04        $35,823                     $40,030                 $35,280


This chart illustrates the total value of an assumed $10,000 investment in the Spain Fund at net asset value (NAV) (from 11/30/94 to 11/30/04) as compared to its benchmarks, the Madrid General Index and the IBEX 35 Index. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on page 3.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

PORTFOLIO SUMMARY
November 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $87.8


SECTOR BREAKDOWN*
 28.5% Financial Services
 27.2% Consumer Services
 27.1% Utilities
 7.0% Energy                      [PIE GRAPH OMITTED]
 5.5% Capital Goods
 2.4% Technology
 2.3% Basic Industry


TEN LARGEST HOLDINGS
November 30, 2004

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Telefonica, SA                          $  12,384,908                14.1%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA        10,838,735                12.3
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA         7,342,958                 8.4
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)    6,441,712                 7.3
--------------------------------------------------------------------------------
Repsol-YPF, SA                              6,003,480                 6.8
--------------------------------------------------------------------------------
Endesa, SA                                  3,750,896                 4.3
--------------------------------------------------------------------------------
Banco Popular Espanol, SA                   3,569,433                 4.1
--------------------------------------------------------------------------------
Unidad Editorial, SA Series A               3,278,042                 3.7
--------------------------------------------------------------------------------
Gas Natural SDG, SA                         2,711,862                 3.1
--------------------------------------------------------------------------------
Promotora de Informaciones (Prisa), SA      2,709,217                 3.1
--------------------------------------------------------------------------------
                                        $  59,031,243                67.2%


* All data are as of November 30, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

PORTFOLIO OF INVESTMENTS
November 30, 2004

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.2%

Financial Services-27.7%
Banking - Money Center-20.7%
Banco Bilbao Vizcaya Argentaria, SA(a) .........         662,000     $10,838,735
Banco Santander Central Hispano, SA ............         613,819       7,342,958
                                                                     -----------
                                                                      18,181,693
                                                                     -----------
Banking - Regional-4.1%
Banco Popular Espanol, SA ......................          56,706       3,569,433
                                                                     -----------
Insurance-2.9%
Corporacion Mapfre, SA .........................         180,508       2,527,077
                                                                     -----------
                                                                      24,278,203
                                                                     -----------
Consumer Services-26.4%
Airlines-1.1%
Iberia Lineas Aereas de Espana, SA .............         297,242         966,516
                                                                     -----------
Apparel-7.3%
Industria de Diseno Textil, SA (Inditex) .......         220,744       6,441,712
                                                                     -----------
Broadcasting & Cable-7.2%
Gestevision Telecinco, SA(b) ...................         139,894       2,636,509
Promotora de Informaciones (Prisa), SA .........         132,000       2,709,217
Sogecable, SA(b) ...............................          22,504         953,431
                                                                     -----------
                                                                       6,299,157
                                                                     -----------
Cellular Communications-1.6%
Telefonica Moviles, SA .........................         126,028       1,430,706
                                                                     -----------
Printing & Publishing-5.0%
Telefonica Publicidad e Informacion, SA ........         140,000       1,140,328
Unidad Editorial, SA Series A(b)(c) ............         687,039       3,278,042
                                                                     -----------
                                                                       4,418,370
                                                                     -----------
Retail - General Merchandise-2.4%
Aldeasa, SA ....................................          62,980       2,115,978
                                                                     -----------
Miscellaneous-1.8%
Amadeus Global Travel Distribution, SA .........         180,363       1,569,468
                                                                     -----------
                                                                      23,241,907
                                                                     -----------
Utilities-26.4%
Electric & Gas-12.3%
Enagas .........................................         175,000       2,394,904
Endesa, SA .....................................         174,593       3,750,896
Gas Natural SDG, SA ............................          95,000       2,711,862
Red Electrica de Espana ........................          99,106       1,915,072
                                                                     -----------
                                                                      10,772,734
                                                                     -----------


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Telephone-14.1%
Telefonica, SA .............................           707,530      $ 12,384,908
                                                                    ------------
                                                                      23,157,642
                                                                    ------------
Energy-6.8%
International-6.8%
Repsol-YPF, SA .............................           247,070         6,003,480
                                                                    ------------
Capital Goods-5.3%
Engineering & Construction-5.3%
Acciona, SA ................................            11,000           860,708
ACS, Actividades de Construccion y
Servicios, SA ..............................            90,000         1,886,783
Grupo Ferrovial, SA ........................            40,500         1,950,138
                                                                    ------------
                                                                       4,697,629
                                                                    ------------
Technology-2.3%
Computer Services-2.3%
Indra Sistemas, SA .........................           128,035         2,005,920
                                                                    ------------
Basic Industry-2.3%
Mining & Metals-2.3%
Acerinox, SA ...............................           136,000         1,990,546
                                                                    ------------
Total Investments-97.2%
(cost $45,463,444) .........................                          85,375,327
Other assets less liabilities-2.8% .........                           2,423,533
                                                                    ------------
Net Assets-100% ............................                        $87,798,860
                                                                    ------------


(a) Security represents investment in an affiliate (see Note B).
(b) Non-income producing security.
(c) Restricted and illiquid security, valued at fair value (see Notes A & E). See notes to financial statements.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

STATEMENT OF ASSETS & LIABILITIES
November 30, 2004

Assets
Investments in securities, at value (cost $45,463,444)..   $    85,375,327
Cash....................................................            88,067
Foreign cash, at value (cost $2,168,710)................         2,244,544
Receivable for investment securities sold...............         1,105,873
                                                           ---------------
Total assets............................................        88,813,811
                                                           ---------------
Liabilities
Payable for investment securities purchased.............           755,565
Management fee payable..................................            59,849
Accrued expenses........................................           199,537
                                                           ---------------
Total liabilities.......................................         1,014,951
                                                           ---------------
Net Assets..............................................   $    87,798,860
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        86,987
Additional paid-in capital..............................        56,368,410
Accumulated net realized loss on investment
   and foreign currency transactions....................        (8,643,408)
Net unrealized appreciation of investments
   and foreign currency denominated assets and
   liabilities..........................................        39,986,871
                                                           ---------------
                                                           $    87,798,860
                                                           ---------------
Net Asset Value Per Share
   (based on 8,698,682 shares outstanding)..............            $10.09
                                                                    ------



See notes to financial statements.


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

STATEMENT OF OPERATIONS
Year Ended November 30, 2004


Investment Income
Dividends--unaffiliated issuers
   (net of foreign taxes withheld
   of $246,305)........................  $     1,579,308
Dividends--affiliated issuer
   (net of foreign taxes withheld
   of $49,746).........................          281,895
Interest...............................           10,622   $     1,871,825
                                         ---------------
Expenses
Management fee.........................          834,749
Custodian..............................          212,712
Directors' fees and expenses...........          129,095
Printing...............................          126,305
Legal..................................           93,983
Transfer agency........................           79,243
Audit..................................           78,961
Registration...........................           23,754
Miscellaneous..........................           10,142
                                         ---------------
Total expenses.........................        1,588,944
Less: expenses waived by the Investment
   Manager (see Note B)................          (42,109)
                                         ---------------
Net expenses...........................                          1,546,835
                                                           ---------------
Net investment income..................                            324,990
                                                           ---------------
Realized and Unrealized Gain on
Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions.............                          8,857,204
   Foreign currency transactions.......                            125,545
Net change in unrealized appreciation/ depreciation of:
   Investments.........................                         12,772,420
   Foreign currency denominated assets
      and liabilities...................                             43,175
                                                           ---------------
Net gain on investment and foreign
   currency transactions...............                         21,798,344
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $    22,123,334
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 9

STATEMENT OF CHANGES IN NET ASSETS



                                               Year Ended          Year Ended
                                              November 30,        November 30,
                                                  2004               2003
                                            ---------------    ---------------
Increase (Decrease) in Net Assets
   from Operations
Net investment income..................     $       324,990   $        70,384
Net realized gain (loss) on investment
   and foreign currency transactions...           8,982,749          (429,440)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated assets
   and liabilities.....................          12,815,595        19,585,606
                                            ---------------   ---------------
Net increase in net assets from
   operations..........................          22,123,334        19,226,550
Dividends and Distributions to
Shareholders from
Net investment income..................            (324,990)         (438,342)
Net realized gain on investment
   and foreign currency transactions...          (7,180,577)               -0-
Tax return of capital..................                  -0-       (5,032,175)
Capital Stock Transactions
Net increase...........................             363,771           261,141
                                            ---------------   ---------------
Total increase.........................          14,981,538        14,017,174
Net Assets
Beginning of period....................          72,817,322        58,800,148
                                            ---------------   ---------------
End of period (including accumulated
   net investment income/(loss) of
   $0 and $0, respectively)............     $    87,798,860   $    72,817,322
                                            ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

NOTES TO FINANCIAL STATEMENTS
November 30, 2004


NOTE A
Significant Accounting Policies
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Investment Manager") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2004 was .75 EUR to U.S. $1.00.

3. Taxes
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.


--------------------------------------------------------------------------------
12 o THE SPAIN FUND

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

NOTE B
Management Fee and Other Transactions with Affiliates
Until August 31, 2004, under the terms of the Investment Management and Administration Agreement, the Fund paid the Investment Manager a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and 0.90% of the Fund's average weekly net assets over $100 million. Under the Sub-Advisory Agreement among the Fund, Investment Manager and BBVA Patrimonios Gestora, S.A. ("Sub-Adviser"), the Sub-Adviser received a fee at the annual rate of 0.25% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser were payable by the Investment Manager from its fee. Effective August 31, 2004, the Fund, the Investment Manager and the Sub-Adviser agreed to the termination of the Sub-Advisory Agreement.

Effective September 1, 2004, the Investment Manager implemented a fee waiver to reduce the fees payable by the Fund to the Investment Manager at an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund's average weekly net assets. Such waiver amounted to $42,109. As of November 18, 2004, the Investment Management and Administration Agreement was amended to incorporate these fee reductions.

Brokerage commissions paid on investment transactions for the year ended November 30, 2004 amounted to $105,937, of which $30,334 was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2004, the Fund earned $10,622 of interest income on cash balances


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13
maintained at the subcustodian. According to information filed with the Securities and Exchange Commission, Banco Bilbao-Vizcaya, S.A. owns approximately 17.5% of the outstanding shares of common stock of the Fund and is therefore an "affiliated person" as defined under the Investment Company Act of 1940. A director of the Fund is a director of Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $135 during the year ended November 30, 2004.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2004, were as follows:

                                            Purchases           Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    21,239,209   $    29,858,769
U.S. government securities.............               -0-               -0-

At November 30, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost....................................................   $    46,062,347
                                                           ---------------
Gross unrealized appreciation...........................   $    39,312,980
Gross unrealized depreciation...........................                -0-
                                                           ---------------
Net unrealized appreciation.............................   $    39,312,980
                                                           ---------------

Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 2004, 8,698,682 shares were outstanding. During the year ended November 30, 2004, the Fund issued 35,696 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E
Restricted Security
                                           Date Acquired        Cost
                                         ---------------   ---------------
Unidad Editorial, SA Series A...........     9/30/92         $   871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 2004 was $3,278,042 representing 3.7% of net assets.

NOTE F
Risks Involved in Investing in the Fund
Concentration of Risk--Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

NOTE G
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 were as follows:

                                              2004              2003
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $    7,505,567   $       438,342
                                         --------------   ---------------
Total taxable distributions...........        7,505,567           438,342
   Tax return of capital..............                0         5,032,175
                                         --------------   ---------------
Total distributions paid..............   $    7,505,567   $     5,470,517
                                         --------------   ---------------

As of November 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $    (8,044,505)(a)
Unrealized appreciation/(depreciation).................        39,387,968(b)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $    31,343,463
                                                          ---------------

(a) On November 30, 2004, the Fund had a net capital loss carryforward of $8,044,505, of which $7,221,114 expires in the year 2010 and $823,391 expires in the year 2011. The Fund utilized capital loss carryforwards of $8,215,600. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.
(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and reclassification of distributions, resulted in a net decrease in accumulated net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE H
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a


--------------------------------------------------------------------------------
16 o THE SPAIN FUND
description of the agreements reached by the Investment Manager and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Investment Manager confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Investment Manager agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Investment Manager agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

    (iii) The Investment Manager agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Investment Manager's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its investment management fee reduced pursuant to the terms of the agreements mentioned above.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

The Investment Manager and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Investment Manager in connection with this matter and the Investment Manager has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Investment Manager, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things,
(i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Investment Manager, including recovery of all fees paid to the Investment Manager pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Investment Manager and certain other defendants, and others may be filed.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager's ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         Year Ended November 30,
                                   ----------------------------------------------------------------
                                           2004         2003         2002         2001         2000
                                   ----------------------------------------------------------------
Net asset value,
   beginning of period............      $  8.41       $ 6.81       $ 8.39       $10.30      $ 16.45
                                   ----------------------------------------------------------------
Income From
   Investment Operations
Net investment income (loss)......          .04(a)(b)    .01(a)      (.03)(a)     (.03)(a)     (.13)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions...................         2.51         2.22         (.79)        (.75)       (1.76)
                                   ----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations.....................         2.55         2.23         (.82)        (.78)       (1.89)
                                   ----------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
   investment income..............         (.04)        (.05)          -0-        (.02)          -0-
Distributions from net realized
   gain on investment
   and foreign currency
   transactions...................         (.83)          -0-          -0-        (.48)       (4.26)
Tax return of capital.............           -0-        (.58)        (.76)        (.63)          -0-
                                   ----------------------------------------------------------------
Total dividends and
   distributions..................         (.87)        (.63)        (.76)       (1.13)       (4.26)
                                   ----------------------------------------------------------------
Net asset value, end of period ...     $  10.09      $  8.41      $  6.81       $ 8.39       $10.30
                                   ================================================================
Market value, end of period ......       $12.50      $  9.57      $  6.97       $ 8.55      $ 9.625
                                   ================================================================
Premium/(Discount)................        23.89%       13.79%        2.35%        1.91%       (6.55)%
Total Return
Total investment return
   based on(c):
   Market value...................        42.04%       49.25%       (9.74)%       0.49%      (12.72)%
   Net asset value................        30.47%       34.24%      (10.13)%      (7.85)%     (17.67)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)................      $87,799      $72,817      $58,800      $72,001      $88,207
Ratio to average net assets of:
  Expenses, net of waivers........         1.95%        2.19%        2.13%        1.91%        1.96%
  Expenses, before waivers........         2.01%        2.19%        2.13%        1.91%        1.96%
  Net investment income (loss) ...          .41%(b)      .11%        (.48)%       (.35)%       (.88)%
Portfolio turnover rate...........           27%          26%          39%          34%          29%


See footnote summary on page 20


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

(a) Based on average shares outstanding.

(b) Net of waivers by the Investment Manager.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Directors of The Spain Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 24, 2005


TAX INFORMATION (unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2004 is $296,051. The foreign source of income for information reporting purposes is $2,157,254.

For the fiscal year ended November 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $2,048,915 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2005.



--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

    (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
22 o THE SPAIN FUND
cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on June 30, 2004. The description of each proposal and number of shares are as follows:



                                                                  Authority
                                                     Voted For    Withheld
--------------------------------------------------------------------------------

1. To elect directors:  Class One Director
                        (term expires 2005)
                     Daniel de Fernando Garcia       6,370,787    103,366

                      Class Two Director
                       (term expires 2006)
                      William H. Foulk, Jr.          6,368,001    106,152

                      Class Three Directors
                       (terms expire 2007)
                  Inmaculada de Habsburgo-Lorena     6,379,552     94,601
                   Francisco Gomez Roldan            6,365,309    108,844
                 Juan Manuel Sainz de Vicuna         6,371,942    102,211


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Daniel de Fernando Garcia
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Jose Ignacio Comenge(1)
Juan Manuel Sainz de Vicuna(1)

OFFICERS

Marc O. Mayer, President
Edward D. Baker III(2), Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Russell Brody, Vice President
Cristina Fernandez-Alepuz(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Dividend Paying Agent, Transfer Agent and Registrar
Equiserve Trust Company
P.O. Box 43011 Providence, RI 02840-3011

--------------------------------------------------------------------------------

(1) Member of the Audit Committee and the Governance and Nominating Committee
(2) Mr. Baker and Ms. Fernandez-Alepuz are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.
    This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
    Annual Certifications - As required, the Fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                PORTFOLIOS
                              PRINCIPAL                           IN FUND           OTHER
  NAME, ADDRESS,            OCCUPATION(S)                         COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH               DURING                           OVERSEEN BY         HELD BY
  (YEAR ELECTED*)           PAST 5 YEARS                         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
Daniel de Fernando       Director, Private Banking and Asset            1               None
Garcia,**                Management--BBVA Privanza
BBVA,                    Gestora, S.G.I.I.C., S.A. ("BBVA")
Padilla, 17              since October 2002. Since prior to
28006 Madrid,            2000 he was associated with J.P.
Spain                    Morgan in the following capacities:
7/27/65                  Director, Asset Management JP
(2003)                   Morgan Private Banking; Head
                         of Asset Management & Private
                         Banking (Europe, Africa and
                         The Orient); Co-Head of AMS, Head
                         of Investments and Chairman & CEO
                         of Morgan Gestion, S.A. (JPM Madrid);
                         Member of AMS European Mgmt. Group,
                         Member of PCG Europe Management
                         Team, Member of JPM Madrid Management
                         Committee, Member of AMS European Mgmt
                         Group, Equity Portfolio Manager in the
                         International Investment Group
                         (JPMIM London), Fixed Income Portfolio
                         Manager, Equity Portfolio Manager and
                         Director of Morgan Gestion, S.A.
                         (Mutual Fund Management Company).

Ignacio Gomez-           He is Senior Partner of Gomez-                 1            Clarke,
Acebo,**                 Acebo & Pombo (law firm);                                 Modet & Co.
Gomez-Acebo & Pombo      Chairman of the Board of Clarke,                           and NOKIA
Paseo de la Castella     Modet & Co. and NOKIA Spain.                                 Spain
216-12th Floor,
28046 Madrid,
Spain
3/17/32
(1994)


--------------------------------------------------------------------------------
26 o THE SPAIN FUND

                                                                PORTFOLIOS
                              PRINCIPAL                           IN FUND           OTHER
  NAME, ADDRESS,            OCCUPATION(S)                         COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH               DURING                           OVERSEEN BY         HELD BY
  (YEAR ELECTED*)           PAST 5 YEARS                         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., # Investment adviser and an                     116              None
2 Sound View Drive       independent consultant. He was
Suite 100                formerly Senior Manager of Barrett
Greenwich, CT 06830      Associates, Inc., a registered
Chairman of the Board    investment adviser, with which he
9/7/32                   had been associated since prior
(2004)                   to 2000. He was formerly Deputy
                         Comptroller and Chief Investment
                         Officer of the State of New York
                         and, prior thereto, Chief Investment
                         Officer of the New York Bank for Savings.

Antonio Eraso, #         He is Non-executive Director of                1               Mapfre,
Latinver, S.A.,          Mapfre, Heron, Santander Central                                Heron,
Paseo de la Castellana,  Hispano Activos Inmobiliarios,                                Santander
28046 Madrid,            Advisor CEO Iberdrola. President                              Central
Spain                    of Heron Espana; Advisor of CB                                 Hispano
4/22/41                  Richard Ellis (Spain & Portugal);                              Activos
(2002)                   Advisor of Bansa Leasing; Advisor                            Inmobiliario
                         of Transolver (Finance); Advisor
                         of Grupo Tecnobit S.A. (Defense);
                         Advisor of Equifax Iberica; President's
                         Assessor of Iberdrola; President's
                         Assessor of Grupo Berge; Assessor of
                         Tishman & Speyer Espana S.A.; Board's
                         Assessor of Young & Rubican Espana;
                         Board's Assessor of Gleeds Iberica
                         (project management); Member of the
                         National Assembly and Permanent
                         Commission of ASNEF (National
                         Association of Financial Entities);
                         Spanish Representative of EURO-FINAS
                         (European Association of Finance);
                         formerly Advisor of Sedgwick Group Espana.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 27

                                                                PORTFOLIOS
                              PRINCIPAL                           IN FUND           OTHER
  NAME, ADDRESS,            OCCUPATION(S)                         COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH               DURING                           OVERSEEN BY         HELD BY
  (YEAR ELECTED*)           PAST 5 YEARS                         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------

Inmaculada de               She is President and Chief Executive           1           The Queen
Habsburgo-Lorena, #         Officer of The Queen Sophia Spanish                         Sophia
Spanish Institute           Institute; Trustee of Samuel H. Kress                       Spanish
684 Park Avenue             Foundation; Founder and Trustee of                         Institute
New York, NY 10021          the King Juan Carlos International                         Samuel H.
7/3/45                      Center of New York University                                Kress
(1987)                      Foundation; and member of the Board                        Foundation;
                            of World Monuments Fund Espana.                             King Juan
                                                                                          Carlos
                                                                                       International
                                                                                         Center of
                                                                                         New York
                                                                                        University
                                                                                        Foundation

Francisco Gomez             Chief Financial Officer of Santander              1               None
Roldan, #                   Central Hispano. He was formerly
Ciudad Grupo Santander      Chief Executive Officer of Argenteria,
Avenida de Cantabria        Caja Postal y Banco Hipotecario;
s/n, Edificio Pereda,       Deputy General Manager of Banco
1a planta, 28660            Bilbao-Vizcaya, S.A., the parent of
Boadilla del Monte          Privanza; General Manager of BBV
Madrid, Spain               Interactivos, S.A.; and General
7/16/53                     Manager of Banca Catalana, S.A.
(1987)

Jose Ignacio Comenge, #     Chairman and C.E.O. of Rexam Iberica,             1            Colebega,
Paseo de la Castellana, 15  Vice Chairman of Casbega and Director                          Refrige,
28046, Madrid, Spain        of Colebega, Refrige, Ebro-Puleva and                         Ebro-Puleva,
9/8/51                      Barbosa & Almeida. President and Board                          Barbosa &
(2004)                      Member of Several Sicav. Prior thereto, he                       Almeida
                            was Vice Chairman of Mutual Madrilena                          and Several
                            Automovista since prior to 2000.                                 Sicav.

Juan Manuel Sainz           He is Honorary Chairman of Coca-                  1             Fundacion
de Vicuna, #                Cola Espana; President of the                                   Coca-Cola
Coca Cola International,    Fundacion Coca-Cola Espana,                                     Espana and
Josefa Valcarcel 36         Director of Rendelsur (Coca-Cola                                Rendelsur
28027 Madrid,               franchise, Southern Spain); member
Spain                       of the Fundacion de Amigos de
11/29/25                    Museo del Prado, The Board of
(1987)                      World Monuments Fund Espana,
                            Notre Dame University Joan B.
                            Kroc Institute for International
                            Peace Studies and the Patronato
                            of Universidad Pontificia de Salamanca.


*  There is no stated term of office for the Fund's Directors.
** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P., or BBVA.

#  Member of the Audit Committee and the Governance and Nominating Committee.



--------------------------------------------------------------------------------
28 o THE SPAIN FUND

Officer Information
Certain information concerning the Fund's Officers is listed below.



  NAME, ADDRESS*   PRINCIPAL POSITION(S)        PRINCIPAL OCCUPATION
 AND DATE OF BIRTH     HELD WITH FUND            DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Marc O. Mayer,              President                  Executive Vice President of Alliance
10/2/57                                                Capital Management Corporation ("ACMC")**
                                                       since 2001; prior thereto, Chief Executive
                                                       Officer of Sanford C. Bernstein & Co., LLC
                                                       and its predecessor since prior to 2000.

Edward D. Baker III,        Senior Vice President      Senior Vice President and Chief
2/4/51                                                 Investment Officer--Emerging Markets of
                                                       ACMC**, with which he has been
                                                       associated since prior to 2000.

Philip L. Kirstein,         Senior Vice President      Senior Vice President, Independent
5/29/45                     and Independent            Compliance Officer--Mutual Funds of
                            Compliance Officer         ACMC** with which he has been associated
                                                       since October 2004. Prior thereto, he was
                                                       Of Counsel to Kirkpatrick & Lockhart, LLP
                                                       from October 2003 to October 2004, and
                                                       General Counsel and First Vice President
                                                       of Merrill Lynch Investment Managers, L.P.
                                                       since prior to 2000 until March 2003.

Russell Brody,              Vice President             Vice President of ACMC**, with which
11/14/66                                               he has been associated since prior to 2000.

Cristina Fernandez-         Vice President             Vice President of Alliance Capital Limited
Alepuz,                                                ("Limited")**. She is a European Companies
11/1/69                                                Analyst, responsible for analyzing the Spanish
                                                       market and Latin American banks. Prior thereto,
                                                       she was a securities analyst at Gerstemar
                                                       Securities and Ibersecurities in Spain since
                                                       prior to 2000.

Mark R. Manley,             Secretary                  Senior Vice President, Deputy General
10/23/62                                               Counsel and Chief Compliance Officer of
                                                       ACMC**, with which he has been
                                                       associated since prior to 2000.

Mark D. Gersten,            Treasurer and Chief        Senior Vice President of Alliance Global
10/4/50                     Financial Officer          Investor Services, Inc. ("AGIS")** and a Vice
                                                       President of AllianceBernstein Investment
                                                       Research and Management, Inc. ("ABIRM")**,
                                                       with which he has been associated since prior
                                                       to 2000.

Vincent S. Noto,            Controller and Chief       Vice President of AGIS** with which
12/14/64                    Financial Officer          he has been associated since prior to 2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM, Limited and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 29

ALLIANCEBERNSTEIN FAMILY OF FUNDS




--------------------------------------------------------------------------------
  Wealth Strategies Funds
--------------------------------------------------------------------------------
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
  Blended Style Funds
--------------------------------------------------------------------------------
  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

--------------------------------------------------------------------------------
  Growth Funds
--------------------------------------------------------------------------------
  Domestic

  Growth Fund
  Mid-Cap Growth Fund
  Large Cap Growth Fund*
  Small Cap Growth Fund

  Global & International All-Asia Investment Fund

  Global Health Care Fund*
  Global Research Growth Fund
  Global Technology Fund*
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

--------------------------------------------------------------------------------
  Value Funds
--------------------------------------------------------------------------------
  Domestic

  Balanced Shares
  Focused Growth & Income Fund*
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund**
  Utility Income Fund
  Value Fund

  Global & International

  Global Value Fund
  International Value Fund

--------------------------------------------------------------------------------
  Taxable Bond Funds
--------------------------------------------------------------------------------
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

--------------------------------------------------------------------------------
  Municipal Bond Funds
--------------------------------------------------------------------------------
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

--------------------------------------------------------------------------------
  Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
  Intermediate California
  Intermediate Diversified
  Intermediate New York

--------------------------------------------------------------------------------
  Closed-End Funds
--------------------------------------------------------------------------------
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.
** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.
*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
30 o THE SPAIN FUND

SUMMARY OF GENERAL INFORMATION



Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".



Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.



--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 31

NOTES



--------------------------------------------------------------------------------
32 o THE SPAIN FUND

THE SPAIN FUND
1345 Avenue of the Americas
New York, NY 10105


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


SPNAR1104

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor PricewaterhouseCoopers LLP for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                  Audit-Related
                                   Audit Fees         Fees*            Tax Fees
--------------------------------------------------------------------------------
The Spain Fund, Inc.    2003     $60,000          $14,500         $16,500
                        2004     $60,000          $10,000         $24,700

*Audit related fees include $10,000 per year for sub-custodial security counts, paid by the Investment Manager.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                               Total Amount of
                                                             Foregoing Column
                                                            Pre-approved by the
                                                              Audit Committee
                                     All Fees for          (Portion Comprised of
                                  Non-Audit Services        Audit Related Fees)
                                   Provided to the         (Portion Comprised of
                                Portfolio, the Adviser           Tax Fees)
                                and Service Affiliates
--------------------------------------------------------------------------------
The Spain Fund, Inc.   2003    $732,291                  [ $31,000 ]
                                                         ( $14,500 )
                                                         ( $16,500 )
                       2004    $769,802                  [ $34,700 ]
                                                         ( $10,000 )
                                                         ( $24,700 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        William H. Foulk, Jr.                    Francisco Gomez Roldan
        Inmaculada de Habsburgo-Lorena           Jose Ignacio Comenge
        Antonio Eraso                            Juan Manuel  Sainz de Vicuna


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.


ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on June 4, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.       DESCRIPTION OF EXHIBIT
         -----------       ----------------------
         11 (a) (1)        Code of ethics that is subject to the disclosure of
                           Item 2 hereof

         11 (b) (1)        Certification of Principal Executive Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (b) (2)        Certification of Principal Financial Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Spain Fund, Inc.

By:      Marc O. Mayer
         -------------
         Marc O. Mayer
         President

Date:    January 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      Marc O. Mayer
         -------------
         Marc O. Mayer
         President

Date:     January 27, 2005

By:      Mark D. Gersten
         -------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:     January 27, 2005